UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                 (Zip code)

Matthew J. Beck
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Semi-Annual Report 2017
For the period from April 1, 2017 through September 30, 2017
(Unaudited)

Matisse Discounted Closed-End
Fund Strategy

Institutional Class Shares
Class A Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: Fund of Funds Risk, Control of Portfolio Funds Risk, Closed-End Fund Risk, Money Market Mutual Fund Risk, Market Risk, Management Style Risk, Quantitative Model Risk, Foreign Securities Risk, Portfolio Turnover Risk, Leverage Risk, Investment Advisor Risk, and Operating Risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Semi-Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on Your Matisse Discounted Closed-End Fund Strategy:

See Our Web site @ matissefunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Fellow Shareholders of the Matisse Discounted Closed-End Fund Strategy:
Please find enclosed for your review the Semi-Annual Report for the Matisse Discounted Closed-End Fund Strategy (the "Fund") for the period ending September 30, 2017.  The Fund formally launched on October 31, 2012.
As you can see from the table below, Fund performance for the most recent six-month period was positive, and ahead of most benchmarks.
Three major factors contributed during the six-month period to the Fund's performance relative to these indexes:

First, during the 6-month period, discounts on closed-end funds narrowed almost across the board, as the US universe moved from an average discount of 5.26% to 3.63% per Bloomberg, giving the Fund approximately a 1.6% tailwind during the 6-month period.  As usual, the Fund was able to improve on this tailwind further by replacing CEFs whose discounts had narrowed with more attractively discounted CEFs.  Discount movement, including this "capture" activity, contributed approximately 2.2% to the Fund's return during the period.


Second, during the 6-month period, the US dollar was weak vs. most foreign currencies, falling 7% vs. a trade-weighted currency basket, for example.  The Fund's non-USD exposure averaged more than 30% during the period (due to the most attractively discount CEFs being in that space), which is higher than most peers and benchmarks.


Third, on a related point, the Fund benefited by owning highly discounted Emerging Market Equity CEFs whose discounts narrowed substantially due to the activism of a large investor, and whose underlying NAVs also outperformed (the MSCI Emerging Market Index rose 15% during the period).

Despite the Fund's good performance for this 6-month period, we believe there is plenty more "gas in the tank" in the form of still-wide discounts for the CEFs the Fund owns.  As of quarter-end, our CEF portfolio traded at a weighted average discount of 13%, with our largest position still at a 16% discount.  We had a 2.4% position in a London-listed CEF which is buying back shares as it trades at more than a 24% discount.  And there are several "special situations" in our portfolio:  CEFs whose wide discounts may narrow (although of course there is no guarantee) due to activism, tender offers, or liquidation.  See "Portfolio positioning" below.

Average Annual Total Returns
Period ended September 30, 2017	Six months (not annualized)	One year	Annualized since inception[1]	Net Expense Ratio[2]	Gross Expense Ratio[3]
Matisse Discounted Closed-End Fund Strategy – Institutional Class Shares	+8.34%	+17.31%	+8.10%	1.25%	2.71%
Matisse Discounted Closed-End Fund Strategy – Class A Shares -After Sales Load[4]	+8.11% +1.89%	+16.88% +10.16%	+6.91% +5.47%	1.50% 1.50%	2.96% 2.96%
S-Network Composite Closed-End Fund Total Return Index[5]	+7.83%	+13.75%	+7.54%	N/A	N/A
S&P Target Risk Moderate Index[5]	+5.67%	+7.77%	+6.14%	N/A	N/A
S&P 500 Index[5]	+7.71%	+18.61%	+14.92%	N/A	N/A
MSCI EAFE Total Return Index[5]	+11.86%	+19.10%	+8.35%	N/A	N/A
Barclays US Aggregate Bond Total Return Index[5]	+2.31%	+0.07%	+2.06%	N/A	N/A
The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 800-773-3863. Fee waivers and expense reimbursements have positively impacted Fund performance.

1The Inception date of the Institutional Class Shares is October 31, 2012.  The Inception date of the Class A Shares is May 15, 2013.

2The Fund expense limit reflects a contractual expense limitation that continues through July 31, 2018.
 Thereafter, the expense limitation may be changed or terminated at any time.   Performance would have been lower without this expense limitation.

3 Gross expense ratios are from the Fund's prospectus dated July 28, 2017.

4A maximum sales charge imposed on purchases of 5.75% is charged to the Class A Shares.

5You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.  Performance returns for the indexes shown in this table are since the Inception date of October 31, 2012.

Portfolio positioning
As usual, the Fund owns highly discounted CEFs in many different asset classes and sectors.  On a lookthrough basis, our portfolio of CEFs was about 69% allocated to stocks as of quarter-end, of which only half were US stocks.  This represents a reduction in the overall equity exposure of our portfolio from recent periods (as we are finding more opportunities at the margin in bond CEFs, especially muni bond CEFs).  It also represents an increase in the share of our equity exposure devoted to Foreign stocks (see below).  As usual, the Fund's portfolio is tilted towards large-cap stocks.  These exposures are in-line with our Strategy's long-term ranges.
Speaking of the Fund's Foreign exposure, as of 9/30/17, we held positions in 6 Aberdeen Emerging Market Equity CEFs, totaling 7.4% of Fund assets, which closed the quarter at an average 10% discount.  In early October, Aberdeen entered into an agreement with City of London---a large investor in those CEFs, and others---to combine them all into one Emerging Market Equity Income CEF, and to return 40-50% of capital to shareholders in the process at or near NAV, either through long-term capital gain distributions or by tendering for shares at 99% of NAV.  As we write this letter in late October, the CEFs in question have only narrowed to an 8% discount, and we are close to adding to our positions in some of them at 9% discounts.  The market is still failing to appreciate the full benefit of 40-50% of capital being returned at NAV, besides the distinct possibility that many retail investors in these CEFs will fail to tender their shares, allowing us to potentially receive even more than 40-50% of our capital back at NAV.
We are also excited by the possibility of further activism in the other foreign/emerging market CEFs we own at today's 10-13% discounts.  In fact, two of our current holdings have already announced they will liquidate, and another has passed a resolution to explore the possibility.
Another interesting development is the Fund's increase in muni bond CEF exposure, from 2% 6 months ago to 16% at quarter end.  This portion of our portfolio (consisting of 17 separate positions) traded at an average 12% discount at quarter-end, with a 4.6% tax-free indicated distribution yield.  This discount is highly attractive, compared to the high-single-digit discount to NAV these same CEFs have traded at over the past 5 years, or compared to the 3% discount to NAV the average muni bond CEF carries today.  The muni bond CEFs we own are all investment-grade, run by conservative investment firms like Nuveen, Blackrock and Eaton Vance, and spread across many different states.
Our outlook
We will continue to focus primarily on diligently capturing inefficiencies created by other participants in the niche, retail-dominated closed-end fund space.  However, we are also watching several interesting developments as "clues" to guide us in how to "lean" our lookthrough portfolio allocation.  (As always, we'll make our primary decision based on the attractiveness of the discounts we see.)

In the year since the US election, bond yields, after an initial bounce higher, have been flat, with the 10-year Treasury closing the quarter at about 2.3%.  The economy seems to have accelerated somewhat, and unemployment is at only 4.2%---lower than the 4.6% average during the last 3 years of the 1990s!  Inflation, by most measures, is solidly above 2%, and the Fed has responded by taking short-term rates to 1-1.25%.  The combination of stable long-term rates and rising short-term rates has flattened the yield curve, creating a potential challenge to earnings in the Financial sector, and making CEF cash distributions of 4-6% awfully appealing to retail investors with few income alternatives.


Valuations on US stocks are concerning to us.  The S&P 500 trades at a trailing price per earnings ratio ("PE") of 22!  These are the highest trailing PEs in the past 7 years, and are one standard deviation higher than the since-1987 average of 19.1.  Bond yields are low, but they no longer are at the extremes that some might point to for "relative value" justification.  Foreign stocks---especially stocks in many emerging markets---are substantially cheaper, and foreign currencies appear to be undervalued by many metrics (for example, purchasing power parity) vs. the US dollar.

We appreciate your interest in, and investment in, our Strategy.  We'll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds.  Check our Strategy website, www.matissefunds.com , for updates, and feel free to contact us at 800-773-3863 to discuss the Matisse Discounted Closed-End Fund Strategy and our investment approach.
Sincerely,
Eric Boughton, CFA Portfolio Manager Matisse Funds	Bryn Torkelson Founder & CIO Matisse Funds

(RCMAT1117001)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments
(Unaudited)
As of September 30, 2017
	Shares	Value (Note 1)

CLOSED-END FUNDS - 94.70%
Aberdeen Chile Fund	45,935	$385,395
Aberdeen Greater China Fund, Inc.	216,000	2,533,680
Aberdeen Indonesia Fund, Inc.	99,000	768,161
Aberdeen Latin America Equity Fund, Inc.	16,927	463,123
Aberdeen Singapore Fund, Inc.	148,199	1,725,036
Adams Express Co.	311,000	4,730,310
Adams Natural Resources Fund, Inc.	214,785	4,220,525
Alliance California Municipal Income Fund	75,890	1,048,041
ASA Gold and Precious Metals Ltd.	223,099	2,650,416
Asia Pacific Fund	101,820	1,413,262
BlackRock Muni New York Intermediate Duration Fund	19,189	268,454
Boulder Growth & Income Fund, Inc.	1,149,300	11,722,860
CBRE Clarion Global Real Estate Income Fund	14,738	129,286
Central Europe, Russia, and Turkey Fund	94,708	2,341,191
Central Securities Corporation	184,000	4,756,400
China Fund, Inc.	149,000	3,032,150
Dividend and Income Fund, Inc.	217,000	2,790,620
Eagle Cap Growth Fund	40,736	324,715
Eagle Growth & Income Opportunities Fund	92,079	1,557,047
Eaton Vance California Municipal Income Trust	16,663	207,954
Eaton Vance Michigan Municipal Bond Fund	22,551	311,857
Eaton Vance New Jersey Municipal Bond Fund	10,908	142,022
Eaton Vance New Jersey Municipal Income Trust	80,000	964,888
Eaton Vance New York Municipal Bond Fund II	18,921	225,726
Eaton Vance New York Municipal Income Trust	4,855	63,916
Eaton Vance Pennsylvania Municipal Income Trust	7,516	92,221
Emerging Markets Trust	198,003	2,765,706
Franklin Universal Trust	73,181	532,026
Gabelli Global Small and Mid-Cap Value Trust	124,367	1,644,132
General American Investors Company, Inc.	115,000	4,142,300
HSBC Asset Management Ltd.	49,978	1,028,547
Invesco Pennsylvania Value Municipal Income Trust	189,000	2,326,590
Latin America Discovery Fund, Inc.	200,000	2,416,000
Legg Mason BW Global Income Opportunities Fund	37,526	504,349
Mexico Equity and Income Fund	71,000	822,847
Mexico Fund, Inc.	109,061	1,873,668
Morgan Stanley China A Share Fund	154,543	3,771,523
Morgan Stanley Emerging Markets Domestic Debt Fund	3,700	29,748
Morgan Stanley Emerging Markets Fund	222,499	3,867,033
Neuberger New York Intermediate Municipal Fund, Inc.	41,024	518,954
Nuveen Connecticut Quality Municipal Fund	286,229	3,494,863
Nuveen Maryland Premium Income Municipal Fund	20,500	263,015
Nuveen Michigan Quality Municipal Income Fund	111,949	1,533,701
Nuveen New Jersey Dividend Advantage Municipal Fund	297,000	4,077,810
Nuveen North Carolina Premium Income Municipal Fund	87,948	1,173,226
Nuveen Pennsylvania Quality Municipal Fund	50,594	685,549
		(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments - Continued
(Unaudited)
As of September 30, 2017
		Shares	Value (Note 1)

CLOSED-END FUNDS - Continued
Pershing Square Holdings, Ltd.		220,000	$2,844,600
RMR Real Estate Income Fund		238,423	4,606,332
Royce Global Value Trust, Inc.		222,629	2,337,384
Sprott Focus Trust, Inc.		230	1,778
Templeton Dragon Fund		88,086	1,832,189
Templeton Emerging Markets Income Fund		338,012	3,910,799
* Terra Capital PLC Fund		1,318,010	1,258,699
Thai Fund, Inc.		302,000	2,941,480
The Gabelli Go Anywhere Trust		1,963	34,804
The GDL Fund		101,379	1,034,066
Third Point Offshore Investors Fund		114,000	1,877,580
Tri-Continental Corp.		15,481	395,539
Turkish Investment Fund, Inc.		100,066	938,119

Total Closed-End Funds (Cost $97,239,114)			110,354,212

SHORT-TERM INVESTMENT - 4.60%
§	Fidelity Institutional Money Market Funds - Government Portfolio, 0.33%	5,355,701	$5,355,701

Total Short-Term Investment (Cost $5,355,701)			5,355,701

Total Value of Investments (Cost $102,594,815) - 99.30%			$115,709,913

Other Assets Less Liabilities - 0.70%			812,986

Net Assets - 100.00%			$116,522,899

* Non-income producing investment

The following acronym or abbreviation is used in this portfolio:
PLC - Public Limited Company

Summary of Investments
	% of Net
	Assets	Value
Closed-End Funds	94.70%	$110,354,212
Short-Term Investment	4.60%	5,355,701
Other Assets Less Liabilities	0.70%	812,986
Total Net Assets	100.00%	$116,522,899

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities
(Unaudited)
As of September 30, 2017

Assets:
Investments, at value (cost $102,594,815)	$115,709,913
Receivables:
Investments sold	2,054,730
Fund shares sold	120,775
Dividends and interest	92,976
Prepaid Expenses:
Registration and filing expenses	24,490
Insurance fees	2,343
Fund accounting fees	2,319
Security pricing fees	51
Transfer agent fees	37
Administration fees	11

Total assets	118,007,645

Liabilities:
Payables:
Due from custodian	55,656
Investments purchased	1,206,656
Fund shares purchased	108,544
Accrued expenses:
Advisory fees	87,696
Custody fees	11,714
Professional fees	8,120
Shareholder fulfillment expenses	3,077
Trustee fees and meeting expenses	1,931
Distribution and service fees - Class A Shares (note 3)	849
Miscellaneous expenses	344
Compliance fees	159

Total liabilities	1,484,746

Net Assets	$116,522,899

Net Assets Consist of:
Paid in Interest	$103,416,614
Accumulated net investment loss	111,672
Accumulated net realized gain on investments	(120,485)
Net unrealized appreciation on investments	13,115,098

Net Assets	$116,522,899

Institutional shares outstanding, no par value (unlimited authorized shares)	10,353,625
Net Assets	$115,447,781
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$11.15

Class A shares outstanding, no par value (unlimited authorized shares)	102,815
Net Assets	$1,075,118
Net Asset Value and Redemption Price Per Share	$10.46
Offering Price Per Share ($10.46 ÷ 94.25%)	$11.09

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations
(Unaudited)

For the fiscal period ended September 30, 2017

Investment Income:
Dividends	$1,486,634

Total Investment Income	1,486,634

Expenses:
Advisory fees (note 2)	681,267
Administration fees (note 2)	56,047
Fund accounting fees (note 2)	22,128
Registration and filing expenses	23,113
Custody fees (note 2)	16,832
Professional fees	13,588
Transfer agent fees (note 2)	13,463
Shareholder reports and fulfillment expenses	12,192
Distribution and service fees - Class A Shares (note 3)	6,235
Compliance fees (note 2)	5,735
Trustee fees and meeting expenses	3,989
Insurance fees	1,953
Security pricing fees	2,244
Miscellaneous expenses (note 2)	2,094

Total Expenses	860,880

Advisor fees waived (note 2)	(72,733)

Net Expenses	788,147

Net Investment Income	698,487

Realized and Unrealized Gain on Investments:

Net realized gain from:
Investments	4,288,242
Capital gain distributions from underlying funds	211,699
Total net realized gain	4,499,941

Net change in unrealized appreciation on investments	4,912,871

Net Realized and Unrealized Gain on Investments	9,412,812

Net Increase in Net Assets Resulting from Operations	$10,111,299

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statements of Changes in Net Assets
	September 30,	March 31,
For the fiscal year or period ended	2017 (a)	2017

Operations:
Net investment income	$698,487	$3,446,879
Net realized gain from investment transactions	4,288,242	6,041,989
Capital gain distributions from underlying funds	211,699	1,681,555
Net change in unrealized appreciation on investments	4,912,872	10,149,659

Net Increase (Decrease) in Net Assets Resulting from Operations	10,111,300	21,320,082

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(867,421)	(3,362,804)
Class A Shares	(5,517)	(173,715)

Decrease in Net Assets Resulting from Distributions	(872,938)	(3,536,519)

Beneficial Interest Transactions:
Shares sold	13,174,307	15,795,312
Reinvested dividends and distributions	816,608	3,450,637
Shares repurchased	(16,071,157)	(43,816,248)

Decrease from Beneficial Interest Transactions	(2,080,242)	(24,570,299)

Net Increase (Decrease) in Net Assets	7,158,120	(6,786,736)

Net Assets:
Beginning of period	109,364,779	116,151,515
End of period	$116,522,899	$109,364,779

Accumulated Net Investment Income	$111,672	$286,122

(a) Unaudited

See Notes to Financial Statements		(Continued)

Matisse Discounted Closed-End Fund Strategy

Statements of Changes in Net Assets - Continued

	September 30,		March 31,
For the fiscal year or period ended	2017 (a)		2017

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	903,433	$9,054,790	1,594,819	$15,535,375
Reinvested dividends and distributions	72,824	811,262	341,561	3,278,135
Shares repurchased	(707,620)	(7,701,385)	(4,135,616)	(40,337,262)
Net Increase (Decrease) in Shares of
Beneficial Interest	268,637	$2,164,667	(2,199,236)	$(21,523,752)

Share Information:
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	413,141	$4,119,517	29,376	$259,937
Reinvested dividends and distributions	514	5,346	19,232	172,502
Shares repurchased	(819,444)	(8,369,772)	(386,726)	(3,478,986)
Net Decrease in Shares of
Beneficial Interest	(405,789)	$(4,244,909)	(338,118)	$(3,046,547)

(a) Unaudited

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights
	Institutional Class Shares
For a share outstanding during the	September 30,		March 31,
fiscal years or period ended	2017	(g)	2017		2016		2015		2014

Net Asset Value, Beginning of Period	$10.36		$8.88		$10.28		$10.13		$10.35

Income from Investment Operations
Net investment income	0.07	(f)	0.29	(f)	0.41	(f)	0.46		0.58
Net realized and unrealized gain (loss)
on investments	0.80		1.48		(1.08)		0.36		(0.17)

Total from Investment Operations	0.87		1.77		(0.67)		0.82		0.41

Less Distributions:
Dividends (from net investment income)	(0.08)		(0.29)		(0.40)		(0.51)		(0.56)
Distributions (from capital gains)	-		-		-		(0.16)		(0.07)
Return of capital	-		-		(0.33)		-		-

Total Distributions	(0.08)		(0.29)		(0.73)		(0.67)		(0.63)

Redemption Fees	-		-		-		0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$11.15		$10.36		$8.88		$10.28		$10.13

Total Return	8.34%	(b)	20.27%		(6.20)%		8.37%		4.21%

Net Assets, End of Period (in thousands)	$115,448		$104,448		$109,113		$119,616		$78,390

Ratios of:
Interest Expense to Average Net Assets	-		0.00%	(e)	0.12%		0.06%		0.09%
Gross Expenses to Average Net Assets (d)	1.38%	(a)	1.50%		1.62%		1.59%		1.59%
Net Expenses to Average Net Assets (c)(d)	1.25%	(a)	1.25%		1.37%		1.43%		1.59%
Net Investment Income to Average
Net Assets (c)	1.35%	(a)	2.98%		4.46%		4.48%		5.96%

Portfolio turnover rate	54.88%	(b)	99.61%		134.60%		164.94%		150.92%

(a) Annualized.
(b) Not annualized.
(c)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(d) Includes interest expense.
(e) Less than $0.01 per share.
(f)	Calculated using the average shares method.
(g) Unaudited.

See Notes to Financial Statements									(Continued)

Matisse Discounted Closed-End Fund Strategy

Financial Highlights
	Class A Shares
For a share outstanding during the	September 30,		March 31,
fiscal years or periods ended	2017	(h)	2017		2016		2015		2014	(d)

Net Asset Value, Beginning of Period	$9.67		$8.31		$9.67		$9.57		$10.00

Income from Investment Operations
Net investment income	0.11	(g)	0.24	(g)	0.35	(g)	0.40		0.50
Net realized and unrealized gain (loss)
on investments	0.73		1.40		(1.00)		0.35		(0.32)

Total from Investment Operations	0.84		1.64		(0.65)		0.75		0.18

Less Distributions:
Dividends (from net investment income)	(0.05)		(0.28)		(0.40)		(0.49)		(0.54)
Distributions (from capital gains)	-		-		-		(0.16)		(0.07)
Return of capital	-		-		(0.31)		-		-

Total Distributions	(0.05)		(0.28)		(0.71)		(0.65)		(0.61)

Redemption Fees	-		-		-		0.00	(f)	0.00	(f)

Net Asset Value, End of Period	$10.46		$9.67		$8.31		$9.67		$9.57

Total Return	8.11%	(b)	19.97%		(6.40)%		8.11%		2.09%	(b)

Net Assets, End of Period (in thousands)	$1,075		$4,917		$7,039		$7,159		$4,626

Ratios of:
Interest Expense to Average Net Assets	-		0.00%	(f)	0.12%		0.06%		0.09%
Gross Expenses to Average Net Assets (c)(e)	1.63%	(a)	1.74%		1.87%		1.84%		1.84%	(a)
Net Expenses to Average Net Assets (c)(e)	1.50%	(a)	1.50%		1.62%		1.68%		1.84%	(a)
Net Investment Income to Average
Net Assets (c)	1.10%	(a)	2.72%		4.10%		4.30%		6.42%	(a)

Portfolio turnover rate	54.88%	(b)	99.61%		134.60%		164.94%		150.92%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(d)	For a share outstanding for the initial period from May 15, 2013 (Date of Initial Public Investment) through March 31, 2014.
(e) Includes interest expense.
(f) Less than $0.01 per share.
(g)	Calculated using the average shares method.
(h) Unaudited.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements
(Unaudited)

1.      Organization and Significant Accounting Policies

The Matisse Discounted Closed-End Fund Strategy ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund's investment advisor, Deschutes Portfolio Strategies (the "Advisor"), seeks to achieve the Fund's investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds which pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes - Institutional Class Shares and Class A Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Class A Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Institutional Class Shares was October 31, 2012.  The Date of Initial Public Investment for the Class A Shares was May 15, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.

Option Valuation
Options are valued at the mean of the last quoted bid and ask prices as of 4:00 p.m. Eastern Time (the "Valuation Time"). Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid/Offer (NBBO) pricing information provided by the pricing services. If there is an ask price but no bid price at the Valuation Time, the option shall be priced at the mean of zero and the ask price at the Valuation Time.  An option should be valued using fair value pricing when (i) a reliable last quoted ask price at the Valuation Time is not readily available or (ii) the Fund's investment advisor or Fund management does not believe the prices provided by the pricing services reflect the market value of such option.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements
(Unaudited)

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of September 30, 2017 for the Fund's investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$110,354,212	$110,354,212	$-	$-
Short-Term Investment	5,355,701	5,355,701	-	-
Total Assets	$115,709,913	$115,709,913	$-	$-

(a)
The Fund had no transfers into or out of Level 1, 2, or 3 during the fiscal period ended September 30, 2017.  The Fund did not hold any Level 3 securities during the period.  The Fund recognizes transfers at the end of the reporting period.

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in the net assets.  Realized gain and loss and unrealized appreciation and depreciation on these derivatives for the year are included in the Statement of Operations, if any.

The Fund held no derivative instruments during the fiscal period and had no derivative instruments outstanding as of September 30, 2017.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements
(Unaudited)

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.  Distribution and service fees in the Class A Shares are 0.25% of the average daily net assets.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.      Transactions with Related Parties and Service Providers

Advisor
For the period from April 1, 2017 through June 7, 2017, the Fund paid monthly fees to the Advisor based upon the average daily net assets and calculated at an annual rate of 1.20%.  For this period, $249,105 in advisory fees were incurred, of which $52,784 in advisory fees were waived by the Advisor.

For the period from June 8, 2017 through September 30, 2017, the Fund paid monthly fees to the Advisor based upon the average daily net assets and calculated at an annual rate of 0.99%.  For the fiscal period ended September 30, 2017, $432,162 in advisory fees were incurred, of which $19,949 in advisory fees were waived by the Advisor.

The Advisor has entered into another contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2018.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly fee to the Fund's administrator, The Nottingham Company ("the Administrator"), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund's custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements
(Unaudited)

A breakdown of these fees is provided in the following table.

Administration Fees*		Custody Fees*		Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%
The Fund incurred $56,047 in administration fees, $2,094 in miscellaneous expenses, $16,832 in custody fees, and $22,128 in fund accounting fees for the fiscal period ended September 30, 2017.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor's fee arrangements with the Fund.

Certain officers of the Trust may also be officers of the Administrator.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements
(Unaudited)

3.      Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class A Shares.  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets attributable to the Class A Shares, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal period ended September 30, 2017, $6,235 in fees were incurred by the Class A Shares.

4.      Purchases and Sales of Investment Securities

For the fiscal period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$40,311,638	$40,146,315

5.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax returns and, during the open years ended March 31, 2014 through March 31, 2017, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the year ended were characterized for tax purposes as follows:

	September 30, 2017	March 31, 2017
Ordinary Income	$ 872,938	$ 3,533,338
Tax-Exempt Income	-	3,181

At September 30, 2017, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$102,594,815

Unrealized Appreciation	$13,604,424
Unrealized Depreciation	(489,325)
Net Unrealized Appreciation	$13,115,098

6.      Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements
(Unaudited)

7.      Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

1.      Proxy Voting Policies and Voting Record
A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal period ended September 30, 2017.

During the fiscal period, the Fund paid $872,938 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information
(Unaudited)

Institutional Class Shares	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,083.40	$6.53
	$1,000.00	$1,018.80	$6.33
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Class A Shares	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,081.10	$7.83
	$1,000.00	$1,017.55	$7.59
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69	Suite 200
Rocky Mount, North Carolina 27802-0069	Lake Oswego, Oregon 97035

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	matissefunds.com

Item 2.	CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Katherine M. Honey
Date: December 8, 2017	President and Principal Executive Officer
Matisse Discounted Closed-End Fund Strategy

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Katherine M. Honey
Date: December 8, 2017	President and Principal Executive Officer
Matisse Discounted Closed-End Fund Strategy

By: (Signature and Title)	/s/ Ashley E. Harris
Date: December 8, 2017	Ashley E. Harris Treasurer and Principal Financial Officer Matisse Discounted Closed-End Fund Strategy